UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2013
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Wal-Mart Stores, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street
Bentonville, Arkansas 72716-0215
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code:
(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the "SEC"), Wal-Mart Stores, Inc., a Delaware corporation (the "Company"), is furnishing to the SEC a press release that the Company will issue on February 21, 2013 (the "Press Release"). The Press Release will disclose information regarding the Company's results of operations for the three months and fiscal year ended January 31, 2013 and the Company's financial condition as of January 31, 2013.
The Press Release provides information regarding certain financial measures that may be considered non-GAAP financial measures (each, a "Non-GAAP Measure") under the rules of the SEC. Those Non-GAAP Measures include:

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The Company's free cash flow for the fiscal year ended January 31, 2013 ("Fiscal 2013") and the fiscal year ended 2012 ("Fiscal 2012"), calculated as set forth in the Press Release (the "Free Cash Flow").

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The Company's return on investment for the trailing twelve-month periods ended January 31, 2013 and 2012, calculated as set forth in the Press Release ("ROI"), as well as the ROI for the trailing twelve months ended January 31, 2013 calculated in such manner.

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The Company's consolidated net sales and the Company's Walmart International operating segment's net sales, in each case for the three months ended January 31, 2013 (the "Fiscal 2013 Three Month Period") and Fiscal 2013 and stated on a constant currency basis calculated as set forth in the Press Release and the percentage increases in the Company's consolidated net sales and operating income and the Company's Walmart International operating segment's operating income, in each case for the Fiscal 2013 Three Months Period and Fiscal 2013 and stated on a constant currency basis calculated as set forth in the Press Release, over the corresponding reported measures for the three months and fiscal year ended January 31, 2012 (the "Constant Currency Measures").

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The Company's total U.S. comparable store sales and the comparable club sales of the Company's Sam's Club operating segment ("Sam's Club") for the thirteen-week and fifty-two week periods ended January 26, 2013 and January 27, 2012, the comparable club sales of Sam's Club for the thirteen weeks ended April 27, 2012, and the projected comparable club sales of Sam's Club for the thirteen weeks ending April 26, 2013, and in each case calculated by excluding Sam's Club's fuel sales for such periods (the "Comparable Sales Measures").

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The net sales of Sam's Club for the Fiscal 2013 Three Month Period and Fiscal 2013, the percentage increase in the net sales of Sam's Club the Fiscal 2013 Three Month Period and Fiscal 2013 over the net sales of Sam's Club for the three months and fiscal year ended January 31, 2012, the percentage decrease in the operating income of Sam's Club for the Fiscal 2013 Three Month Period from the operating income of Sam's Club for the three months ended January 31, 2012 and the percentage increase in the operating income of Sam's Club for Fiscal 2013 over the operating income of Sam's Club for the fiscal year ended January 31, 2012, in each case calculated excluding Sam's Club's fuel sales for the relevant period (the "Sam's Club Measures").

The Press Release sets forth the reasons why management of the Company believes the Free Cash Flow, ROI and the Constant Currency Measures provide useful information to investors regarding the Company's financial condition and results of operations. The Company's management believes that the presentation of the Comparable Sales Measures and the Sam's Club Measures provides useful information to investors regarding the Company's financial condition and results of operations because that information permits investors to understand the effect of the fuel sales of Sam's Club, which are affected by the volatility of fuel prices, on the Company's total U.S. comparable store sales, on Sam's Club's comparable club sales and on Sam's Club's net sales and operating income for the periods presented.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1-A copy of the Press Release is being furnished pursuant to Item 2.02 and is included as Exhibit 99.1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 21, 2013

WAL-MART STORES, INC

By:	/s/ Charles M. Holley, Jr.
Name:	Charles M. Holley, Jr.
Title:	Executive Vice President and Chief Financial Officer